UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 27, 2015

Date of Report (Date of earliest event reported)

MULTIMEDIA PLATFORMS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33933	88-0319470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 East Commercial Blvd., Suite Ph-D

Fort Lauderdale, Florida 33308

(Address of principal executive offices)

(954) 440-4678

(Registrant's telephone number, including area code)

Sports Media Entertainment Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated March 5, 2015, filed by Multimedia Platforms, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") disclosing the completion of the acquisition of Columbia Funmap, Inc. ("FUNMAP").

This amendment is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. Such pro forma financial statements also reflect the Company's previously disclosed acquisition of Multimedia Platforms, LLC in January 2015 and related transactions.

Section 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets, statements of operations, statements of changes in stockholders' equity, statements of cash flows, and the notes thereto of Bridgehouse Marine as of and for the years ended December 31, 2013 and 2012 and the related independent auditors report of BDO LLP are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma Financial Information.

The required unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2014 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference from exhibit 99.1 to Form 10-Q filed on May 27, 2015.

Exhibit Number	Description
23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Audited financial statements and notes for Multimedia Platforms, LLC

99.2	Pro forma financial information (Incorporated by reference from exhibit 99.1 to Form 10-Q filed on May 27, 2015)

_________

* Filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multimedia Platforms, Inc.

Date: February 10, 2016	By:	/s/Bobby Blair
BobbyBlair, Chairman and Chief Executive Officer (Principal Executive Officer)

	By:	/s/Timothy Hart
Timothy Hart, Chief Financial Officer
(Principal Financial Officer)